1 MAY 8, 2024 First Quarter Fiscal 2024 Earnings Presentation MAY 8, 2024 Adam Sullivan, CEO Denise Sterling, CFO

2 MAY 8, 2024 This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, source clean and renewable energy, the advantages and expected growth of the Company and the Company’s ability to source and retain talent. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to earn digital assets profitably and to attract customers for our hosting capabilities; our ability to maintain our competitive position as digital asset networks experience increases in total network hash rate; our ability to raise additional capital to continue our expansion efforts or other operations; our need for significant electric power and the limited availability of power resources; the potential failure in our critical systems, facilities or services we provide; the physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; our vulnerability to physical security breaches, which could disrupt our operations; a potential slowdown in market and economic conditions, particularly those impacting the blockchain industry and the blockchain hosting market; the identification of material weaknesses in our internal control over financial reporting; price volatility of digital assets and bitcoin in particular; the “halving” of rewards available on the Bitcoin network, or the reduction of rewards on other networks, affecting our ability to generate revenue as our customers may not have an adequate incentive to continue mining and customers may cease mining operations altogether; the potential that insufficient awards from digital asset mining could disincentivize transaction processors from expending processing power on a particular network, which could negatively impact the utility of the network and further reduce the value of its digital assets; the requirements of our existing debt agreements for us to sell our digital assets earned from mining as they are received, preventing us from recognizing any gain from appreciation in the value of the digital assets we hold; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the increasing likelihood that U.S. federal and state legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; increasing scrutiny and changing expectations with respect to our ESG policies; the effectiveness of our compliance and risk management methods; the adequacy of our sources of recovery if the digital assets held by us are lost, stolen or destroyed due to third-party digital asset services; the effects of our emergence from bankruptcy on our financial results, business and business relationships; and our substantial level of indebtedness and our current liquidity constraints affecting our financial condition and ability to service our indebtedness. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. Year over year comparisons are based on the combined results of Core Scientific and its acquired entities. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Non-GAAP Financial Measures This presentation also contains non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA and adjusted earnings (loss) per diluted share. The Company believes that these non- GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses certain of these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses and for budgeting and planning purposes. The Company urges investors not to rely on any single financial measure to evaluate its business. Forward-looking statements

3 MAY 8, 2024 A market leader positioned for continued growth. Top producer of bitcoin among public self-mining peers since 2021 Strong revenue generation supporting profitable growth Largest owned infrastructure capacity by operating MWs Diversifying hosting customer base into high- performance computing Executing on multi-year growth plan for more than 20 new EH/s Operating cash flow supporting organic growth plans Experienced team and trusted partner of choice for industry players

4 MAY 8, 2024 4MAY 8, 2024 Denton, TX 125 MW1 Calvert City, KY 150 MW Dalton, GA 145 MW Marble, NC 104 MW Pecos, TX (Cottonwood) 71 MW2 Grand Forks, ND 100 MW 745 Megawatts Largest Owned Infrastructure Capacity First Qtr. 2024 Average Power Cost $0.043/kWh Dalton, GA 50 MW 1 72 MW expansion underway 2 200 MW expansion planned for 2025-2027; includes 21MW for opportunistic mining using prior generation miners

5 MAY 8, 2024 2,045 2,157 1,760 3,452 5,168 4,928 4,621 7,391 3,260 3,205 2,786 3,536 2,295 4,123 3,197 4,143 12,852 3,806 5,536 6,626 2,159 Leading the industry in bitcoin mining. All bitcoin production and Hashrate data from company press releases; data as of December 31, 2023. Represents self-mined BTC and excludes customer mined BTC R I O T M A R A T H O N I R I S E N E R G Y H U T 8 H I V E C L E A N S P A R K B I T F A R M S A R G O 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2021 2022 2023 5,769 14,438 13,762C O R E S C I E N T I F I C Q1 2024 2,825

6 MAY 8, 2024 Core Scientific Q1 2024 Snapshot Strategic • Approximately 745 MW of owned, energized infrastructure • Additional 372 MW of partially completed infrastructure • Delivered 16 MW data center for high-performance compute client • Multi-year, self-mining growth plan to add 20+ EH/s Operational • Earned 2,825 self-mined bitcoin • 19.3 EH/s self-mining energized hash rate • ~173,000 company-owned bitcoin miners • Improved self-mining fleet efficiency to 26.85 J/TH by 3/31/24 • 6.2 EH/s energized hosted hash rate • Consistently higher hash rate utilization than peer group average1 Financial • $179 million revenue, up 49% YOY • $211 million net income2, up 100% YOY • $88 million adjusted EBITDA, up 118% YOY • $98 million in cash and cash equivalents • $19 million debt retired shortly after quarter end • $18,915 cash cost per self-mined bitcoin3 1 See slide 7 for comparisons and additional detail 2 First quarter 2024 net income includes certain one-time items 3 See slide 13 for additional detail

7 MAY 8, 2024 Source: Monthly Production Updates. As of March 31, 2024 “Group” consists of Argo, Bitdeer, BitFarms, Cipher, CleanSpark, Hive, Hut 8, Iris Energy, Marathon, Riot, Terawulf “Scaled Miners” consists of CleanSpark, Marathon, Riot Se lf- m in ed B itc oi n pe r T wo -M on th A ve ra ge En er gi ze d Ha sh R at e Ca pa ci ty Continue to deliver hash rate utilization higher than peer averages 86.0 72.9 88.5 68.9 68.1 64.1 64.1 60.5 63.0 73.3 57.9 47.6 47.4 75.3 70.7 80.4 63.0 65.7 60.8 60.2 58.4 60.9 64.9 50.5 42.9 43.1 79.0 64.7 76.1 56.2 61.1 55.2 55.5 55.9 56.1 66.3 47.2 37.9 38.6 30 40 50 60 70 80 90 100 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Hash Rate Utilization: Bitcoin Mined per Energized Exahash Core Scientific Group Avg. Ex-Core Avg. for Scaled Miners Ex-Core

8 MAY 8, 2024 • 160% expected growth in U.S. data center power demand from 2023 to 20301 • 3-5 year wait time for new U.S. data center capacity from traditional providers2 • Forward EV/EBITDA multiples for data center companies ~20 times vs. 9-14 times for highest multiple bitcoin miners3 “…if the crypto site could be repurposed as a Data Center and save significant time in getting a data center powered, the resulting value to a Data Center developer could significantly exceed the status quo value of the crypto facility.” 4 1 Source: Goldman Sachs 2 Source: Bank of America 3 Source: Nasdaq IRInsight 4 Source: Morgan Stanley • Predictable, stable, recurring cash flows • Diversifies customers base and revenue mix • Broadens access to capital Benefits to Core Scientific: Unique opportunity to capitalize on owned infrastructure for high-performance compute Market opportunity drivers:

9 MAY 8, 2024 Financial summary

10 MAY 8, 2024 (Unaudited) Q1 2024 Revenue Mix (In Millions, Unaudited) Revenue by Segment Leading bitcoin mining and hosting business generated strong revenue and improved gross margin 84% 16% Self-Mining Hosting $98 $150 $23 $29 Q1 2023 Q1 2024 Self-Mining Hosting (Unaudited) Gross Margin by Segment 26% 28% 46% 32% Self-Mining Hosting Q1 2023 Q1 2024

11 MAY 8, 2024 10% 64% 24% 2% Antminer S19 Antminer S19 Pro & S19j Pro Antminer S19j XP Antminer S21 S19j XP (21.5 J/TH) S19 (34.2 J/TH) S19 Pro and S19j Pro (29.5 J/TH) Refreshing our S19, S19 Pro and S19j Pro miners with S21s would increase our hash rate by more than 10 EH/s without additional infrastructure S21 (17.5 J/TH) Self-mining fleet composition (as of 3/31/23) 1 Deployed 10,000 new S21 miners between March 31 and April 30, 2024 1

12 MAY 8, 2024 $998 $(150) $(120) $57 $(51) $(11) $(99) $(15) $608 Total Debt - Dec. 31, 2023 Secured and Sec. Convertible Notes Miner Equipment Loans Exit Facility / DIP Financing Finance Leases Infrastructure and Construction Liab. Subject to Compromise Other Total Debt - Mar. 31, 2024 Total Debt Decreased by $390M between year end 2023 and first quarter 2024 - $390M 12/31/23 $998 $560 $180 $4 $56 $62 $99 $37 - 3/31/24 - $410 $60 $61 $4 $51 - $22 $608

13 MAY 8, 2024 First Quarter 2024 Cash Cost Per Bitcoin1 First Quarter 2024 Cash-Based Hash Cost2 Direct Power Cost $ 15,977 2.75¢ Operational Cost3 $ 2,938 0.51¢ Total Direct Cash Cost $ 18,915 3.26¢ Cash Cost to self-mine1 a bitcoin in First Quarter 2024 1 Represents our direct, cash costs of power and facilities operations based on our self-mining/hosting mix as of 12/31/23 divided by total bitcoin self-mined in 2023 of 13,762. Future changes in power cost, operational cost or self-mining/hosting mix could change the cost to mine 2 Represents the cash expenses of power and facilities operations cost divided by our self-mining fleet hash rate, in terahash 3 Includes personnel and related costs, software, telecommunications, security, etc. Amount excludes stock-based compensation and depreciation

14 MAY 8, 2024 21.8 EH/s self-mining hash rate 796 megawatts of owned operational infrastructure 4.5 to 4.7 cents per kilowatt hour average fleet power price 2024 goals and targets

15 MAY 8, 2024 Key investment highlights Well positioned for continued market leadership Top producer of bitcoin among public self-mining peers since 2021 Strong revenue generation supporting profitable growth Largest owned infrastructure capacity by operating MWs Diversifying hosting customer base into high- performance computing Executing on multi-year growth plan for more than 20 new EH/s Operating cash flow supporting organic growth plans Experienced team and trusted partner of choice for industry players

Thank you! Investor Relations (737) 931-1351 ir@corescientific.com Corescientific.com Leader in bitcoin mining, specializing in digital infrastructure for emerging high- value compute

17 MAY 8, 2024 Appendix

18 MAY 8, 2024 Selected quarterly financial results (unaudited) Three Months Ended March 31, 2024 2023 Revenue: Digital asset mining revenue $ 149,959 $ 98,026 Hosting revenue from customers 29,332 18,909 Hosting revenue from related parties — 3,720 Total revenue 179,291 120,655 Cost of revenue: Cost of digital asset mining 81,564 72,676 Cost of hosting services 20,081 16,198 Total cost of revenue 101,645 88,874 Gross profit 77,646 31,781 Gain from sales of digital assets 543 1,064 Impairment of digital assets — (1,056) Change in fair value of energy derivatives (2,218) — Losses on disposal of property, plant and equipment (3,820) — Operating expenses: Research and development 1,799 1,415 Sales and marketing 982 1,008 General and administrative 14,143 21,764 Total operating expenses 16,924 24,187 Operating income 55,227 7,602 Non-operating (income) expenses, net: Loss (gain) on debt extinguishment 50 (20,761) Interest expense, net 14,087 157 Reorganization items, net (111,439) 31,559 Change in fair value of warrant and contingent value rights (60,114) — Other non-operating expense (income), net 1,746 (3,069) Total non-operating (income) expenses, net (155,670) 7,886 Income (loss) before income taxes 210,897 (284) Income tax expense 206 104 Net income (loss) 210,691 (388)

19 MAY 8, 2024 Adjusted EBITDA reconciliation Three Months Ended March 31, 2024 2023 Reconciliation of Net income (loss) to Adjusted EBITDA (Unaudited) Net income (loss) $ 210,691 $ (388) Adjustments: Interest expense, net 14,087 157 Income tax expense 206 104 Depreciation and amortization 28,996 20,094 Stock-based compensation expense (1,060) 12,273 Unrealized fair value adjustment on energy derivatives (797) — Losses on exchange or disposal of property, plant and equipment 3,820 — Advisor fees 1,687 — Loss (gain) on debt extinguishment 50 (20,761) Reorganization items, net (111,439) 31,559 Change in fair value of warrant and contingent value rights (60,114) — Other non-operating expenses (income), net 1,746 (3,069) Other 123 368 Adjusted EBITDA 87,996 40,337

20 MAY 8, 2024 Pathway to de-levering balance sheet Conversion/ Exercise/ Trigger Price Shares (M) Debt ($M) Cash ($M) Notes Actual - 178 $ 608 $ 98 Actual issued and outstanding share count as of March 31, 2024 Convertible Notes1 $ 5.83 45 $ (260) - Mandatory conversion at $7.79 Tranche 1 Warrants2 $ 6.81 98 $ (348) $ 322 Total proceeds of $670M, a portion of which to be used to pay down debt Tranche 2 Warrants $ 8.72 82 - - Penny warrants, executable at/above trigger price Proforma - 403 - $ 420 1 Voluntary conversion price $5.83; mandatory conversion price $7.79 based on VWAP of CORZ stock over 20 consecutive trading days 2 Tranche 1 (cash) warrant exercise price of $6.81 – actual exercises may continue over range of share prices; 50% of proceeds required to pay down exit facility and new secured notes

21 MAY 8, 2024 39 43 45 39 19 31 19 50 79 162 264 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 Interest Principal Debt service $70 million in 2024; amortization of principal weighted heavily to 2027 - 2029 $70 $62 $96 $117 $181 $267 (in $millions) 1 Represents 6.0% cash / 6.0% PIK; PIK interest payable in new Core Scientific common shares • New Delayed Draw Term Loan • New Secured Notes • New Secured Convertible Notes (if not converted) • Miner Equipment Loans • Other debt (Non-miner equipment financing, Mechanic’s Liens Takeback debt, Mechanic’s Liens settlement debt)